UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2011

CLEAN WIND ENERGY TOWER, INC.
(Exact name of registrant as specified in its charter)

Superior Silver Mines, Inc.
(Former name of registrant in its charter)

Nevada	000-53035	82-6008752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

413 Cedar Street
Wallace, Idaho 83873
 (Address of principal executive offices) (zip code)

 (208) 752-1131
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item        5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 21, 2011, Superior Silver Mines, Inc. (the “Company”) changed its name to “Clean Wind Energy Tower, Inc.”  In addition, effective January 24, 2011, the Company’s quotation symbol on the Over-the-Counter Bulletin Board was changed from SSVM to CWET.  The new CUSIP for the Company is 1845 IJ 104

Item        9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

                Not applicable

(b) Pro forma financial information.

                Not applicable

(c) Shell company transactions.

                Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Articles of Merger by and between Clean Wind Energy Tower, Inc. and Superior Silver Mines, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN WIND ENERGY TOWER, INC.

Date: January 21, 2011	By:	/s/ Ronald W. Pickett
Name: Ronald W. Pickett
Title: CEO, President and Chairman